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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                ---------------

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                   PURSUANT TO SECTION 12(B) OR 12(G) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                            LEHMAN ABS CORPORATION
                  ------------------------------------------

            (Exact name of registrant as specified in its charter)

               Delaware                                 13-3447441
(State of incorporation or organization)      (IRS Employer Identification No.)


                               101 Hudson Street
                         Jersey City, New Jersey 07302

                   (Address of principal executive offices)


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1) please check the following box. [X]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2) please check the following box. [_]

Securities Act registration statement file number to which this form relates:
333-58390.

Securities to be registered pursuant to Section 12(b) of the Act:

Title Of Each Class To                     Name Of Each  Exchange On Which
Be So Registered                           Each Class Is To Be Registered
----------------------                     -------------------------------

Corporate Backed Trust Certificates,       New York Stock Exchange, Inc.
Goodyear Tire and Rubber Note-Backed
Series 2001-34, Class A-1

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Securities to be registered pursuant to Section 12(g) of the Act:

                                     NONE




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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Corporate Backed Trust Certificates, Goodyear Tire and Rubber Note-Backed Series 2001-34, Class A-1 is contained in the Prospectus, dated June 7, 2001, included in the Registrant's Registration Statement on Form S-3 (No. 333-58390) under the caption "Description of Certificates," which is incorporated herein by reference, and in the Prospectus Supplement, dated October 12, 2001, to be filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, under the caption "Description of the Certificates," which Prospectus Supplement, together with the Prospectus, shall be deemed to be incorporated herein by reference.

ITEM 2.  EXHIBITS.

         The securities described herein are to be registered pursuant to
Section 12(b) of the Securities Exchange Act of 1934 on an exchange on which other securities of the Registrant are currently registered. In accordance with Part II to the instructions regarding exhibits on Form 8-A, the following exhibits shall be filed with each copy of the Registration Statement filed with such exchange.

               1. Certificate of Incorporation of Lehman ABS Corporation is set forth as Exhibit 3.1 to the Registration Statement on Form S-3 and is incorporated herein by reference.

               2. By-laws, as amended, of Lehman ABS Corporation are set forth as Exhibit 3.2 to the Registration Statement on Form S-3 and is incorporated herein by reference.

               3. Form of Trust Agreement is set forth as Exhibit 4.1 to the Registration Statement and is incorporated herein by reference.

               4. Form of Prospectus is attached to the Registration Statement on Form S-3 and is incorporated herein by reference.

               5. Form of Prospectus Supplement dated October 12, 2001 which was filed with the Securities and Exchange Commission on October 19, 2001, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, and is incorporated herein by reference.

               6. Form of Series Supplement, dated as of September 6, 2001, which was filed with the Securities and Exchange Commission on September 25, 2001 on Form 8-A 12(B) under the Securities Act of 1933, as amended, and is incorporated herein by reference.



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               7.   Form of Supplement to the Series Supplement, dated as of
                    September 19, 2001, which was filed with the Securities and Exchange Commission on October 2, 2001 on Form 8-A 12(B) under the Securities Act of 1933, as amended, and is incorporated herein by reference.

               8. Form of Supplement to the Series Supplement, dated as of October 22, 2001.



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                                   SIGNATURE



         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       LEHMAN ABS CORPORATION
                                       (Registrant)




                                       By:   /s/ Rene Canezin
                                            --------------------------------
                                            Name:    Rene Canezin
                                            Title:   Senior Vice President

Date: October 22, 2001



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